UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/07

ITEM 1.            REPORT TO STOCKHOLDERS

NOVEMBER 30, 2007

Annual Report
to Shareholders

DWS Dreman Concentrated Value Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Directors and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may focus its investments on certain economic sectors and also invest in a limited number of securities. This fund is nondiversified and can take larger positions in fewer companies, thereby increasing its vulnerability to any single economic, political or regulatory development. All of these factors may result in greater share price volatility and increase its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2007

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.67%, 2.54%, 2.49% and 1.38% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return and rankings.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/07
DWS Dreman Concentrated Value Fund	1 Year	Life of Fund*
Class A	5.01%	10.17%
Class B	4.15%	9.41%
Class C	4.23%	9.46%
Institutional Class	5.38%	10.55%
Russell 1000® Value Index+	3.06%	11.42%
S&P 500® Index++	7.72%	11.16%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on June 2, 2005. Index returns began on May 31, 2005.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Concentrated Value Fund — Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/07
DWS Dreman Concentrated Value Fund		1 Year	Life of Fund*
Class A	Growth of $10,000	$9,897	$12,003
	Average annual total return	-1.03%	7.59%
Class B	Growth of $10,000	$10,115	$12,218
	Average annual total return	1.15%	8.35%
Class C	Growth of $10,000	$10,423	$12,531
	Average annual total return	4.23%	9.46%
Russell 1000 Value Index+	Growth of $10,000	$10,306	$13,105
	Average annual total return	3.06%	11.42%
S&P 500 Index++	Growth of $10,000	$10,772	$13,029
	Average annual total return	7.72%	11.16%

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 2, 2005. Index returns began on May 31, 2005.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Dreman Concentrated Value Fund — Institutional Class [] Russell 1000 Value Index+ [] S&P 500 Index++

Comparative Results as of 11/30/07
DWS Dreman Concentrated Value Fund		1 Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,053,800	$1,284,600
	Average annual total return	5.38%	10.55%
Russell 1000 Value Index+	Growth of $1,000,000	$1,030,600	$1,310,500
	Average annual total return	3.06%	11.42%
S&P 500 Index++	Growth of $1,000,000	$1,077,200	$1,302,900
	Average annual total return	7.72%	11.16%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on June 2, 2005. Index returns began on May 31, 2005.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/07	$ 12.28	$ 12.28	$ 12.27	$ 12.31
11/30/06	$ 11.94	$ 11.95	$ 11.94	$ 11.96
Distribution Information: Twelve Months as of 11/30/07: Income Dividends	$ .18	$ .09	$ .10	$ .21
Capital Gain Distributions	$ .08	$ .08	$ .08	$ .08
Class A Lipper Rankings — Large-Cap Value Funds Category as of 11/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	275	of	505	55

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2007 to November 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2007
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 949.00	$ 945.40	$ 945.80	$ 950.70
Expenses Paid per $1,000*	$ 6.35	$ 10.05	$ 10.05	$ 4.74
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,018.55	$ 1,014.74	$ 1,014.74	$ 1,020.21
Expenses Paid per $1,000*	$ 6.58	$ 10.40	$ 10.40	$ 4.91
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Dreman Concentrated Value Fund	1.30%	2.06%	2.06%	0.97%
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Dreman Concentrated Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Dreman Concentrated Value Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management L.L.C. ("DVM"), Aspen, Colorado, is the subadvisor for the fund. DVM was founded in 1977 and currently manages over $18.9 billion in assets as of November 30, 2007.

Portfolio Management Team

Dreman Value Management, L.L.C. is the subadvisor for the fund.

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager.

Began investment career in 1957.

Joined the fund team in 2005.

Founder, Dreman Value Management, L.L.C.

F. James Hutchinson

Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager.

Joined Dreman Value Management, L.L.C. in 2000.

Executive Vice President responsible for Marketing.

Began investment career in 1986.

Member of Investment Policy Committee.

Joined the fund team in 2005.

Prior to joining Dreman Value Management L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

E. Clifton Hoover, Jr.

Portfolio Manager.

Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and Co-Chief Investment Officer of Large Cap Value Strategy.

Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997; Vice President — Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for RepublicBank (now Bank of America), 1985-1990.

Over 21 years of investment industry experience.

Joined the fund team in 2006.

MS, Texas Tech University.

In the following interview, Lead Portfolio Manager David N. Dreman and Portfolio Managers F. James Hutchinson and E. Clifton Hoover, Jr. discuss the market environment and performance of DWS Dreman Concentrated Value Fund for the 12 months ended November 30, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last 12 months?

A: It was a generally positive period for the US equity market, although with considerable volatility. After a period of strength in late 2006, there was a dip in late February and early March 2007. Markets began to rise again through mid-July, drifted lower in the late summer, then rallied again in September, responding in part to the US Federal Reserve Board's (the Fed's) mid-September interest rate reduction. Volatility returned in October and November, as markets responded to further bad news about the potential impact of the subprime mortgage crisis.

The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 7.05% for the 12 months ended November 2007.1 Large-cap stocks performed better than mid-cap issues, and small-cap stocks weakened as investors became more risk-averse. The large-cap Russell 1000® Index posted a return of 7.83% for the 12-month period, while the Russell Midcap® Index returned 5.92%.2

1 Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The small-cap Russell 2000® Index returned -1.17%.3 Growth stocks performed significantly better than value stocks: The return of the Russell 1000® Growth Index was 12.60%, compared with 3.06% for the Russell 1000® Value Index.4 The strongest industry sectors within the Standard & Poor's 500® (S&P 500) Index were energy, materials and utilities, all of which had returns above 20%.5 Sectors with negative returns were financials and consumer discretionary.

3 The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
4 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation, while the Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
5 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: How did the fund perform over this period?

A: For the 12 months ended November 30, 2007, the DWS Dreman Concentrated Value Fund posted a return of 5.01% (Class A shares), producing a return between those of its two benchmarks, the S&P 500, which returned 7.72%, and Russell 1000 Value Index, which returned 3.06%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and more complete performance information.) The fund's performance places it in the 55th percentile of its Lipper peer group, the Large-Cap Value Funds category, which had an average return of 5.46%.6

6 The Lipper Large-Cap Value Funds category is a group of mutual funds that invest at least 75% of their assets in stocks with lower forecasted growth values than the overall market. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How is the fund managed?

A: This fund seeks to achieve long-term growth of capital by investing in the stocks of large companies with good prospects for growth over time that we consider undervalued, but have favorable prospects for appreciation. We are especially interested in companies that are financially sound but have fallen out of favor with the investing public. This fund is concentrated, as its name indicates, with the portfolio normally comprising just 20 to 25 stocks that represent what we believe are our very best investment ideas.

We begin the selection process by identifying stocks with price-to-earnings ratios below the average for the S&P 500. We then compare the stock price of each company under consideration with its book value, cash flow and dividend yield to identify those companies that are financially sound and appear to have a strong potential for long-term capital appreciation and dividend growth. We also analyze other key measures of financial strength such as liquidity ratios, debt management and return on equity. We assemble a portfolio of the most attractive stocks, drawing on our outlook for the economy as a whole as well as for various industries and sectors.

As of November 30, 2007, the portfolio included 23 stocks in six industry groups: financials (28.9%), energy (27.4%), health care (19.3%), consumer staples (13.4%), industrials (6.7%) and consumer discretionary (5.3%). (The difference between the sum of these percentages and 100% is other assets and liabilities.) The fund's largest holding is Altria Group, Inc., which represented 13.4% of net assets as of November 30, 2007.

Q: What were the major determinants of the fund's performance?

A: The fund's largest position, Altria Group, Inc., performed very well; adjusting for the March 2007 spin-off of Kraft Foods Inc., the stock was at an all-time high at the end of November. We continue to favor this stock, as we believe the value of both the international and the domestic tobacco businesses are greater than reflected in the current stock price.

The fund's overweight in energy, where our weight is approximately double that of the Russell 1000 Value Index, was a significant positive.7 Energy holdings that performed especially well during the period were ConocoPhillips, which is a leading international integrated energy company; Occidental Petroleum Corp., which operates in oil, gas and chemicals; natural gas producers Apache Corp. and Anadarko Petroleum Corp.; and Devon Energy Corp., which is engaged primarily in oil and gas exploration and production. These companies have good reserves, strong cash flows and strong positions in exploration and production in the United States, where political risks of expropriation are not a concern.

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The major detractor from the fund's performance was its overweight in the financial sector, as well as stock selection in this sector. Large positions that performed poorly include Freddie Mac, Fannie Mae and Washington Mutual, Inc., all of which have significant participation in the mortgage business. While we consider it likely that some weaker mortgage lenders will not survive the current crisis, the stocks in this portfolio are financially sound companies with minimal exposure to mortgages of less creditworthy borrowers. We are confident that these companies will not only survive, but can emerge from this difficult period with even stronger market positions as marginal players exit the mortgage business.

Q: Do you have other comments for shareholders?

A: The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. We believe DWS Dreman Concentrated Value Fund provides investors an opportunity to own a core group of stocks that we believe represent very good value. With just about 20 names in the portfolio at any time, each position has a significant effect on the fund's performance. Since these stocks represent what we believe are our best investment ideas, we hope that the long-term effect will be positive, but this fund has the potential for greater short-term volatility than some more highly diversified funds.

We have confidence in our time-tested approach of identifying companies with solid long-term earnings growth prospects, below-market price-to-earnings ratios and above-market dividend yields. We urge investors to take a long-term view, and to avoid reacting to the fluctuations that are an inevitable element of equity investing.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	11/30/07	11/30/06

Common Stocks	100%	98%
Cash Equivalents	—	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	11/30/07	11/30/06

Financials	29%	29%
Energy	27%	28%
Health Care	19%	21%
Consumer Staples	13%	19%
Industrials	7%	—
Consumer Discretionary	5%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2007 (59.1% of Net Assets)
1. Altria Group, Inc. Parent company operating in the tobacco and food industries	13.4%
2. ConocoPhillips Producer of petroleum and other natural gases	7.7%
3. UnitedHealth Group, Inc. Operator of organized health systems	5.5%
4. Wyeth Manufacturer of pharmaceutical and health care products	5.4%
5. Anadarko Petroleum Corp. Explorer and producer of crude oil and natural gas	5.1%
6. Bank of America Corp. Provider of commercial banking services	4.8%
7. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	4.5%
8. Wachovia Corp. Provider of financial services	4.3%
9. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	4.2%
10. Aetna, Inc. Provider of health care and related benefits	4.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2007

	Shares	Value ($)

Common Stocks 101.0%
Consumer Discretionary 5.3%
Specialty Retail
Lowe's Companies, Inc.	53,900	1,315,699
Staples, Inc.	101,900	2,415,030
		3,730,729
Consumer Staples 13.4%
Tobacco
Altria Group, Inc.	121,400	9,415,784
Energy 27.4%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	62,700	3,548,820
Apache Corp.	26,900	2,603,651
Chevron Corp.	36,100	3,168,497
ConocoPhillips	67,500	5,402,700
Devon Energy Corp.	25,500	2,111,655
Occidental Petroleum Corp.	33,800	2,358,226
		19,193,549
Financials 28.9%
Commercial Banks 6.4%
KeyCorp.	55,500	1,461,870
Wachovia Corp.	69,500	2,988,500
		4,450,370
Diversified Financial Services 4.8%
Bank of America Corp.	73,600	3,395,168
Insurance 6.6%
Chubb Corp.	43,800	2,389,290
Hartford Financial Services Group, Inc.	23,600	2,249,552
		4,638,842
Thrifts & Mortgage Finance 11.1%
Fannie Mae	68,300	2,624,086
Freddie Mac	76,800	2,693,376
Washington Mutual, Inc.	124,500	2,427,750
		7,745,212
Health Care 19.3%
Health Care Providers & Services 9.7%
Aetna, Inc.	52,400	2,928,112
UnitedHealth Group, Inc.	70,300	3,866,500
		6,794,612
Pharmaceuticals 9.6%
Pfizer, Inc.	124,900	2,967,624
Wyeth	76,400	3,751,240
		6,718,864
Industrials 6.7%
Aerospace & Defense 3.4%
Northrop Grumman Corp.	30,900	2,434,611
Industrial Conglomerates 3.3%
General Electric Co.	60,100	2,301,229
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $66,018,889)+	101.0	70,818,970
Other Assets and Liabilities, Net	(1.0)	(730,611)
Net Assets	100.0	70,088,359
+ The cost for federal income tax purposes was $66,494,421. At November 30, 2007, net unrealized appreciation for all securities based on tax cost was $4,324,549. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,136,017 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,811,468.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2007
Assets
Investments: Investments in securities, at value (cost $66,018,889)	$ 70,818,970
Dividends receivable	199,907
Interest receivable	645
Receivable for Fund shares sold	167,175
Other assets	16,319
Total assets	71,203,016
Liabilities
Payable for Fund shares redeemed	564,374
Cash overdraft	398,380
Accrued management fee	28,696
Other accrued expenses and payables	123,207
Total liabilities	1,114,657
Net assets, at value	$ 70,088,359
Net Assets Consist of
Undistributed net investment income	228,530
Net unrealized appreciation (depreciation) on investments	4,800,081
Accumulated net realized gain (loss)	4,685,514
Paid-in capital	60,374,234
Net assets, at value	$ 70,088,359

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($47,205,784 ÷ 3,844,674 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 12.28
Maximum offering price per share (100 ÷ 94.25 of $12.28)	$ 13.03

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,433,197 ÷ 198,172 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)
$ 12.28

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,784,750 ÷ 1,205,049 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)
$ 12.27
Institutional Class Net Asset Value, offering and redemption price(a) per share ($5,664,628 ÷ 460,318 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 12.31
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2007
Investment Income
Income: Dividends	$ 1,966,334
Interest — Cash Management QP Trust	43,782
Total Income	2,010,116
Expenses: Management fee	589,704
Distribution and service fees	294,438
Services to shareholders	123,103
Custodian and accounting fees	87,610
Professional fees	68,418
Directors' fees and expenses	17,735
Reports to shareholders	40,956
Registration fees	58,625
Other	8,908
Total expenses before expense reductions	1,289,497
Expense reductions	(228,956)
Total expenses after expense reductions	1,060,541
Net investment income (loss)	949,575
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	5,198,122
Payment by affiliates (see Note G)	44
5,198,166
Change in net unrealized appreciation (depreciation) on investments	(2,840,749)
Net gain (loss)	2,357,417
Net increase (decrease) in net assets resulting from operations	$ 3,306,992

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2007	2006
Operations: Net investment income (loss)	$ 949,575	$ 738,086
Net realized gain (loss)	5,198,166	(29,243)
Change in net unrealized appreciation (depreciation)	(2,840,749)	8,004,729
Net increase (decrease) in net assets resulting from operations	3,306,992	8,713,572
Distributions to shareholders from: Net investment income: Class A	(711,049)	(490,750)
Class B	(16,269)	(11,341)
Class C	(114,232)	(69,575)
Institutional Class	(102,623)	(81,127)
Net realized gains: Class A	(303,249)	—
Class B	(14,359)	—
Class C	(89,119)	—
Institutional Class	(37,001)	—
Total distributions	(1,387,901)	(652,793)
Fund share transactions: Proceeds from shares sold	24,271,708	43,793,971
Reinvestment of distributions	1,193,843	544,512
Cost of shares redeemed	(23,544,437)	(18,711,744)
Redemption fees	904	313
Net increase (decrease) in net assets from Fund share transactions	1,922,018	25,627,052
Increase (decrease) in net assets	3,841,109	33,687,831
Net assets at beginning of period	66,247,250	32,559,419
Net assets at end of period (including undistributed net investment income of $228,530 and $223,128, respectively)	$ 70,088,359	$ 66,247,250

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.94	$ 10.06	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.18	.18	.06
Net realized and unrealized gain (loss)	.42	1.87	.00***
Total from investment operations	.60	2.05	.06
Less distributions from: Net investment income	(.18)	(.17)	—
Net realized gains	(.08)	—	—
Total distributions	(.26)	(.17)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 12.28	$ 11.94	$ 10.06
Total Return (%)[c,d]	5.01	20.56	.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	45	22
Ratio of expenses before expense reductions (%)	1.60	1.77	2.81*
Ratio of expenses after expense reductions (%)	1.29	1.19[e]	1.66*
Ratio of net investment income (loss) (%)	1.44	1.58	1.18*
Portfolio turnover rate (%)	58	38	5
[a] For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.31%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended November 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.95	$ 10.03	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.08	.10	.02
Net realized and unrealized gain (loss)	.42	1.88	.01
Total from investment operations	.50	1.98	.03
Less distributions from: Net investment income	(.09)	(.06)	—
Net realized gains	(.08)	—	—
Total distributions	(.17)	(.06)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 12.28	$ 11.95	$ 10.03
Total Return (%)[c,d]	4.15	19.84	.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2
Ratio of expenses before expense reductions (%)	2.39	2.60	3.58*
Ratio of expenses after expense reductions (%)	2.05	1.94[e]	2.41*
Ratio of net investment income (loss) (%)	.68	.83	.43*
Portfolio turnover rate (%)	58	38	5
[a] For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 2.06%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended November 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.94	$ 10.03	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.09	.11	.02
Net realized and unrealized gain (loss)	.42	1.87	.01
Total from investment operations	.51	1.98	.03
Less distributions from: Net investment income	(.10)	(.07)	—
Net realized gains	(.08)	—	—
Total distributions	(.18)	(.07)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 12.27	$ 11.94	$ 10.03
Total Return (%)[c,d]	4.23	19.87	.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	13	7
Ratio of expenses before expense reductions (%)	2.32	2.54	3.54*
Ratio of expenses after expense reductions (%)	2.02	1.84[e]	2.31*
Ratio of net investment income (loss) (%)	.71	.93	.53*
Portfolio turnover rate (%)	58	38	5
[a] For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.96%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.96	$ 10.08	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.22	.21	.07
Net realized and unrealized gain (loss)	.42	1.87	.01
Total from investment operations	.64	2.08	.08
Less distributions from: Net investment income	(.21)	(.20)	—
Net realized gains	(.08)	—	—
Total distributions	(.29)	(.20)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 12.31	$ 11.96	$ 10.08
Total Return (%)[c]	5.38	20.94	.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	1
Ratio of expenses before expense reductions (%)	1.23	1.50	2.52*
Ratio of expenses after expense reductions (%)	.94	.93[d]	1.41*
Ratio of net investment income (loss) (%)	1.79	1.84	1.43*
Portfolio turnover rate (%)	58	38	5
a For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.05%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Dreman Concentrated Value Fund (the ``Fund'') is a non-diversified series of DWS Value Series, Inc. (the ``Corporation''), which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distributions and service fees, services to shareholders and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment loss and net realized loss on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2007, the Fund's components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income*	$ 2,394,890
Undistributed net long term capital gains	$ 2,997,313
Net unrealized appreciation (depreciation) on investments	$ 4,324,549

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2007	2006
Distributions from ordinary income*	$ 1,278,101	$ 652,793
Distributions from long-term capital gains	$ 109,800	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $45,300,692 and $42,130,253, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Dreman Value Management, L.L.C. ("DVM" or the "Subadvisor") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.80%
Next $750 million of such net assets	.78%
Next $1.5 billion of such net assets	.76%
Over $ 2.5 billion of such assets	.74%

For the period December 1, 2006 through February 28, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.25%
Class B	2.00%
Class C	1.90%
Institutional Class	.91%

For the period from March 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.30%
Class B	2.05%
Class C	2.05%
Institutional Class	.91%

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.31%
Class B	2.06%
Class C	2.06%
Institutional Class	1.06%

Accordingly for the year ended November 30, 2007, the Advisor waived a portion of its fee pursuant to the Investment Management Agreement aggregating $194,662 and the amount imposed aggregated $395,042, which was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2007
Class A	$ 52,616	$ 23,940	$ —
Class B	4,536	1,899	—
Class C	19,153	5,737	—
Institutional Class	1,271	1,271	—
	$ 77,576	$ 32,847	$ —

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended November 30, 2007, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $81,598, of which $7,099 is unpaid.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2007
Class B	$ 18,173	$ 1,492
Class C	114,706	8,999
	$ 132,879	$ 10,491

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2007	Annual Effective Rate
Class A	$ 118,954	$ 10,853.24%
Class B	5,895	503.24%
Class C	36,710	2,946.24%
	$ 161,559	$ 14,302

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2007 aggregated $16,824.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2007, the CDSC for the Class B and C shares aggregated $5,068 and $2,177, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2007, DWS-SDI received $38 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders," aggregated $20,604, of which $7,008 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2007, the custodian fee was reduced by $149 and $1,298, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2007		Year Ended November 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,425,419	$ 17,525,290	2,806,693	$ 30,773,705
Class B	47,544	588,579	91,705	1,010,354
Class C	466,109	5,759,250	578,728	6,373,626
Institutional Class	32,027	398,589	517,925	5,636,286
		$ 24,271,708		$ 43,793,971
Shares issued to shareholders in reinvestment of distributions
Class A	70,808	$ 872,864	37,660	$ 404,491
Class B	1,925	23,609	836	9,040
Class C	14,258	174,989	5,522	59,627
Institutional Class	9,897	122,381	6,604	71,354
		$ 1,193,843		$ 544,512
Shares redeemed
Class A	(1,412,151)	$ (17,418,734)	(1,303,233)	$ (13,893,406)
Class B	(29,147)	(353,008)	(97,075)	(1,078,819)
Class C	(395,935)	(4,916,771)	(172,239)	(1,901,468)
Institutional Class	(69,352)	(855,924)	(165,615)	(1,838,051)
		$ (23,544,437)		$ (18,711,744)
Redemption fees		$ 904		$ 313
Net increase (decrease)
Class A	84,076	$ 980,266	1,541,120	$ 17,284,992
Class B	20,322	259,180	(4,534)	(59,425)
Class C	84,432	1,017,526	412,011	4,531,785
Institutional Class	(27,428)	(334,954)	358,914	3,869,700
		$ 1,922,018		$ 25,627,052

G. Payment Made by Affiliates

During the year ended November 30, 2007, the Subadvisor reimbursed the Fund $44 for certain transactions executed in violation of the Fund's investment restrictions. The amount of this reimbursement was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Value Series, Inc. and Shareholders of DWS Dreman Concentrated Value Fund:

We have audited the accompanying statement of assets and liabilities of DWS Dreman Concentrated Value Fund, one of a series of DWS Value Series, Inc. (the "Corporation"), including the investment portfolio, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Dreman Concentrated Value Fund at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 21, 2008

Tax Information (Unaudited)

The Fund paid distributions of $0.02 per share from net long-term capital gains during its year ended November 30, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,299,200 as capital gain dividends for its year ended November 30, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2007 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $2,163,000, or the maximum amount allowable under tax law, as qualified income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Directors as a group. The Independent Directors then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Directors were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board considered the delegation of day-to-day portfolio management responsibility to Dreman Value Management, L.L.C. The Board reviewed the Fund's performance over the one-year period and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board noted that comparative performance information for longer-term periods was not available due to the limited operating history of the Fund. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board, which included the effect of an expense cap for each class that expired on October 1, 2007, showed that the Fund's management fee rate was at the 58th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 fees) were at the following percentiles of the peer universe: the 68th percentile for Class A shares, the 71st percentile for Class B shares, the 68th percentile for Class C shares, and the 50th percentile for Institutional Class shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds.

To address the potential effect of the expiring expense caps on total expenses for each share class, the Board recommended caps on total expenses through September 30, 2008 as follows: 1.31% for Class A shares, 2.06% for Class B shares, 2.06% for Class C shares and 1.06% for Institutional Class shares. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's commitment to cap expenses as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the Fund's management fee rate was above the median of the peer group and total expense ratios for certain share classes were above the median of the peer universe, such management fee rate and total expense ratios (after the recommended expense caps) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. The Board noted that, based on the information provided, the Advisor operated the Fund at a loss.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included three breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Board Considerations in Connection with the Annual Review of the Sub-Advisory Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") and Dreman Value Management, L.L.C. (the "Sub-Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Sub-Advisory Agreement. The review process followed by the Board is described in detail above. In connection with the renewal of the Sub-Advisory Agreement, the various Committees and the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided under the Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-Advisor, investment approach of the Sub-Advisor, the experience and skills of investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board considered the performance of the Fund over the one-year period (as described above).

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Sub-Advisor historically have been and continue to be satisfactory and that the Fund's performance during the tenure of the Sub-Advisor was satisfactory.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee rate under the Sub-Advisory Agreement and how it related to the overall management fee structure of the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Sub-Advisor, an unaffiliated third party, and that the Advisor compensates the Sub-Advisor from its fees. The Board also considered the estimated profitability of the Sub-Advisor based on revenues and expenses provided by the Sub-Advisor and concluded that the estimated profitability realized by the Sub-Advisor in connection with the management of the Fund was not unreasonable.

As part of its review of the investment management agreement with DIMA, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board also noted that the investment management agreement with DIMA included breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to the Sub-Advisor. The Board also considered the character and amount of other incidental benefits received by the Sub-Advisor and its affiliates. The Board considered benefits to the Sub-Advisor related to brokerage and soft-dollar allocations, along with incidental name recognition benefits resulting from the Sub-Advisor's association with the DWS Dreman Funds. The Board concluded that the sub-advisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Sub-Advisory Agreement continue to be fair and reasonable and that the continuation of the Sub-Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Board Considerations of an Amended and Restated Investment Management Agreement

On November 14, 2007, the Board, including all the Independent Board Members, approved an Amended and Restated Investment Management Agreement (the "Amended Management Agreement") with respect to the Fund. The Board also unanimously agreed to recommend that the Amended Management Agreement be approved by the Fund's shareholders. The Amended Management Agreement and an Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by DIMA to simplify and standardize the expense structures and related contracts for the DWS Funds.

The Board conducted a thorough review of the potential implications of the Amended Management Agreement and Administrative Services Agreement on the Fund's shareholders. The Independent Board Members met on several occasions to review and discuss the Amended Management Agreement and Administrative Services Agreement, both among themselves and with representatives of DIMA. They were assisted in this review by their independent legal counsel.

In approving the Amended Management Agreement, the Board considered the following factors, among others:

The proposed arrangements would facilitate uniformity and conform management and administrative fee structures across all DWS Funds.

The standardization and simplification of contract provisions and fees charged to the DWS Funds would reduce the risks of operational and compliance errors.

The aggregate fee paid by the Fund to DIMA will be reduced under the Amended Management Agreement and Administrative Services Agreement, although the separation of the investment management services and general administrative services provided by DIMA into two separate contracts, as is currently the case for certain other DWS Funds, would provide greater flexibility in the future to adjust the administrative services arrangements of the Fund, including increasing the fees paid for administrative services, without incurring the cost of a shareholder meeting.

The overall scope of the services being provided by DIMA and the standard of care applicable to those services would not be reduced as a result of restructuring the agreements.

The current expense limitation agreement would remain in place for the Fund.

The Board also considered that it renewed the Agreement for the Fund as part of its annual contract renewal process in September 2007 as described above. In connection with its review of the Amended Management Agreement, the Board considered DIMA's representation that the Board may rely on and take into account the information provided in connection with the renewal of the Agreement for the Fund. Accordingly, the Board took note of the factors it considered and the conclusions it reached in approving the renewal of the Agreement for the Fund.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Management Agreement are fair and reasonable and that the approval of the Amended Management Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of November 30, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	58
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	58
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	58
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	58
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	58
William McClayton (1944) Board Member, 2004-present	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.	58
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		58
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	61
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger4,(1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	LOPEX	LOPBX	LOPCX	LOPIX
CUSIP Number	23338F-689	23338F-671	23338F-663	23338F-655
Fund Number	444	644	744	1444

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, November 30, 2007, DWS Dreman Concentrated Value Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “ audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “ independent,” meaning that he is not an “ interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “ audit committee financial expert” is not an “ expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “ audit committee financial expert.” Further, the designation of a person as an “ audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “ audit committee financial expert” designation. Similarly, the designation of a person as an “ audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DREMAN CONCENTRATED VALUE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended November 30	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$45,302	$0	$6,178	$0
2006	$36,410	$0	$4,965	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$250,000	$486,614	$0
2006	$80,000	$316,254	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$6,178	$486,614	$1,215,526	$1,703,318
2006	$4,965	$316,254	$948,620	$1,269,839

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Concentrated Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Concentrated Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 1, 2008